Exhibit 99.2

Unaudited Pro Forma Condensed Combined Financial Information

The following unaudited pro forma condensed combined financial statements give effect to the merger between Tongji Healthcare Group, Inc. (“TONJ”) and West of Hudson Group, Inc. (“WOHG”) and were prepared in accordance with U.S. generally accepted accounting principles in the United States, or U.S. GAAP. For accounting purposes, WOHG is considered to be acquiring TONJ in the merger. WOHG was determined to be the accounting acquirer based on the terms of the merger and other factors including: (i) WOHG security holders own approximately 52% of the combined company on a fully diluted basis immediately following the closing of the merger, and (ii) WOHG management will hold all key positions in the management of the combined company. The transaction will be accounted for as an asset acquisition rather than a business combination because as of the acquisition date, TONJ does not meet the definition of a business as defined by U.S. GAAP, since it is not comprised of inputs, processes and potential outputs required to meet the definition.

The unaudited pro forma condensed combined balance sheet as of June 30, 2020 assumes that the merger took place on June 30, 2020 and combines the historical balance sheets of TONJ and WOHG as of June 30, 2020. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the six months ended June 30, 2020 assumes that the merger took place as of January 1, 2019 and January 1, 2020, respectively, and combines the historical results of TONJ and WOHG for the year ended December 31, 2019 and for the six months ended June 30, 2020, respectively. WOHG’s unaudited condensed financial statements as of and for the six months ended June 30, 2020 included in Exhibit 99.2 hereto. TONJ’s consolidated balance sheet and consolidated statement of operations information was derived from its audited consolidated financial statements as of and for the year ended December 31, 2019 included in its Annual Report on Form 10-K as filed with the SEC on April 7, 2020 and its unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2020 included in its Quarterly Report on Form 10-Q for the six months ended June 30, 2020 as filed with the SEC on August 19, 2020. The condensed combined balance sheet and statements of operations information of TONJ and WOHG have been adjusted to give pro forma effect to events that are (i) directly attributable to the merger, (ii) factually supportable, and (iii) with respect to the statements of operations, expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the financial position of results of operations in future periods or the results that actually would have been realized had TONJ and WOHG been a combined company during the specified period. The unaudited pro forma condensed combined financial statements, including the notes thereto, should be read in conjunction with TONJ’s and WOHG’s audited financial statements for the year ended December 31, 2019, and TONJ’s and WOHG’s unaudited condensed financial statements for the six month periods ended June 30, 2020.

Unaudited Pro Forma Condensed Combined Balance Sheets

31-Dec-19

	West of Hudson Group, Inc.	Tongji Healthcare Group, Inc.	Pro Forma Merger Adjustments		Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$-	-	$-		$-
Accounts receivable	-	-	-		-
Subscription receivable	-	-	-		-
Other current assets	-	-	-		-
Total current assets	-	-	-		-

Property, plant, and equipment, net	-	-	-		-
Total assets	-	-	-		-

Liabilities and stockholder’s equity (deficit)
Current liabilities:
Accounts payable	$-	$30,753	$-		$30,753
Due to related parties	-	15,488	-		15,488
Total current liabilities	-	46,241	-		46,241
					-
Notes payable - related party	-	-	-		-
Total liabilities	-	-	-		-

Commitments and contingencies	-	-	-		-

Stockholder’s equity:
Common stock	-	45,812			45,812
Preferred stock	-	-			-
Additional paid-in capital	-	440,368	(440,368)	A, B	-
Accumulated deficit	-	(1,119,929)	1,027,876	B	(92,053)
Accumulated other comprehensive income	-	587,508	(587,508)	C	-
Total stockholder’s equity (deficit)	-	-	-		(46,241)
Total liabilities and stockholder’s equity (deficit)	$-	$-	$-		$-

See accompanying notes to the unaudited pro forma condensed combined financial statements

F-1

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Year ended December 31, 2019

	West of Hudson Group, Inc.	Tongji Healthcare Group, Inc.	Pro Forma Merger Adjustments	Pro Forma Combined
Total Revenue, net	$-	$-	-	$-
Cost of sales	-	-	-	-
Gross profit	-	-	-	-
				-
Operating expenses:				-
Selling, general, and administrative	-	74,764	-	74,764
Rent expense	-	-	-	-
Impairment of goodwill	-	-	-	-
Total operating expenses	-	74,764	-	74,764
				-
Operating loss	-	(74,764)	-	(74,764)
				-
Other (income) expenses:				-
Interest expense	-	-	-	-
Other income (expense)	-	-	-	-
Income (loss) before income taxes	-	(74,764)	-	(74,764)
				-
Income tax (benefit) expense	-	-	-	-
Net income (loss)	$-	$(74,764)	-	$(74,764)

Basic and diluted weighted average shares outstanding	-	25,428,629		25,428,629

Basic and diluted net loss per share	$-	(0.00)		(0.00)

See accompanying notes to the unaudited pro forma condensed combined financial statements.

F-2

Unaudited Pro Forma Condensed Combined Balance Sheets

30-Jun-20

	West of Hudson Group, Inc.	Tongji Healthcare Group, Inc.	Pro Forma Merger Adjustments		Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$15,185	$-	$-		$15,185
Accounts receivable	1,050	-	-		1,050
Subscription receivable	100	-	-		100
Other current assets	84,000	-	-		84,000
Total current assets	100,335	-	-		100,335

Property, plant, and equipment, net	57,760	-	-		57,760
Total assets	158,095	-	-		158,095

Liabilities and stockholder’s equity (deficit)
Current liabilities:
Accounts payable	$43,241	$-	$-		$43,241
Deferred revenue	20,000	-	-		20,000
Total current liabilities	63,241	-	-		63,241
					-
Notes payable - related party	1,062,538	-	-		1,062,538
Total liabilities	1,125,779	-	-		1,125,779

Commitments and contingencies	-	-	-		-

Stockholder’s equity:
Common stock	-	45,812	46,811	A	92,623
Preferred stock	-	-	-		-
Additional paid-in capital	15,525	486,909	(486,909)	A, B	15,525
Accumulated deficit	(983,209)	(1,120,229)	1,027,606	B	(1,075,832)
Accumulated other comprehensive income	-	587,508	(587,508)	C	-
Total stockholder’s equity (deficit)	(967,684)	-	-		(967,684)
Total liabilities and stockholder’s equity (deficit)	$158,095	$-	$-		$158,095

See accompanying notes to the unaudited pro forma condensed combined financial statements

F-3

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Six Months ended June 30, 2020

	West of Hudson Group, Inc.	Tongji Healthcare Group, Inc.	Pro Forma Merger Adjustments	Pro Forma Combined
Total Revenue, net	$95,534	$-	-	$95,534
Cost of sales	90,206	-	-	90,206
Gross profit	5,328	-	-	5,328
				-
Operating expenses:
Selling, general, and administrative	494,515	300	-	494,815
Rent expense	239,597	-	-	239,597
Impairment of goodwill	240,000	-	-	240,000
Total operating expenses	974,112	300	92,623	974,412
				-
Operating loss	(968,784)	(300)	-	(969,084)

Other (income) expenses:
Interest expense	(15,425)	-	-	(15,425)
Other income (expense)	1,000	-	-	1,000
Income (loss) before income taxes	(983,209)	(300)	-	(983,509)

Income tax (benefit) expense	-	-	-	-
Net income (loss)	$(983,209)	$(300)	-	$(983,509)

Basic and diluted weighted average shares outstanding	23	45,812,191		45,812,214

Basic and diluted net loss per share	$(43,165)	(0.00)		(0.02)

See accompanying notes to the unaudited pro forma condensed combined financial statements.

F-4

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Description of Transaction and Basis of Presentation

Description of Transaction

The Closing of the Share Exchange Agreement occurred on November 12, 2020. Pursuant to the terms of the Share Exchange Agreement, TONJ acquired 200 shares WOHG’s common stock, par value $0.0001 per share, representing 100% of the issued and outstanding capital stock of WOHG, in exchange for the issuance to the WOHG Shareholders of 46,811,195 shares of the TONJ’s Common Stock (the “Share Exchange”). As a result of the Share Exchange, WOHG became a wholly-owned subsidiary of the Company and the business of WOHG became the business of the Company.

Basis of Presentation

The unaudited pro forma condensed combined financial statements were prepared in accordance with the regulations of the Securities and Exchange Commission (“SEC”). The unaudited pro forma condensed combined balance sheet as of June 30, 2020 is presented as if the merger had been completed on June 30, 2020. The unaudited pro forma condensed combined statement of operations for the six month period ended June 30, 2020 combines the unaudited historical statements of operations of TONJ and WOHG for the six month period ended June 30, 2020 and gives pro forma effect to the merger as if it had been completed on January 1, 2020. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 combines the audited historical statements of operations of TONJ and WOHG for the year ended December 31, 2019 and gives pro forma effect to the merger as if it had been completed on January 1, 2019. WOHG is formed in 2020 so no financial information as of and for the year ended December 31, 2019.

Based on the terms of the merger, WOHG is deemed to be the acquiring company for accounting purposes and the transaction will be accounted for as an asset acquisition in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). Accordingly, the assets and liabilities of WOHG will be recorded as of the merger closing date at their respective carrying value and the acquired assets of TONJ will be recorded as of the merger closing date at their fair value.

2.	Pro Forma Adjustments

The unaudited pro forma condensed combined financial statements include pro forma adjustments to give effect to certain significant transactions of WOHG as a direct result of the merger as follows:

A) To reflect the issuance of 46,811,195 TONJ’s shares at fair value of $46,811 in exchange of 100% of WOHG’s outstanding capital stock. The fair value of $46,811 was based on the par value of $0.001 since TONJ was a shell and has no operation prior to the merger with WOHG.

B) To reflect the elimination of TONJ, Inc.’s historical stockholders accumulated deficit. This exchange agreement was a transaction between entities under common control therefore no goodwill was recorded.

C) To reflect the eliminated of TONJ, Inc.’s accumulated other comprehensive income after the merger with WOHG.

F-5